2026
First Quarter Results

April 30, 2026

Forward Looking Statements

The presentation includes certain "forward-looking statements" (including within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) regarding, among other things, the plans, strategies, outcomes, outlooks, and prospects, both business and financial, of Smurfit Westrock, the expected benefits of the completed combination of Smurfit Kappa Group plc and WestRock Company (the "Combination"), including, but not limited to, synergies, as well as our scale, geographic reach and product portfolio, our medium-term plan, demand outlook, operating environment and the impact of announced closures and additional economic downtime and any other statements regarding the Company's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events, outlook or performance. Statements that are not historical facts, including statements about the beliefs and expectations of the management of the Company, are forward-looking statements. Words such as "may", "will", "could", "should", "would", "anticipate", "intend", "estimate", "project", "plan", "believe", "expect", "target", "prospects", "potential", "commit", "forecasts", "aims", "considered", "likely" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from the current expectations of the Company depending upon a number of factors affecting its business, including risks associated with the integration and performance of the Company following the Combination.

Important factors that could cause actual results to differ materially from plans, estimates or expectations include: our ability to deliver on our medium-term plan; changes in demand environment; our ability to deliver on our closure plan and associated efforts; our future cash payments associated with these initiatives; potential future cost savings associated with such initiatives; the amount of charges and the timing of such charges or actions described herein; potential future impairment charges; accuracy of assumptions associated with the charges; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; geo-economic fragmentation and protectionism such as tariffs, trade wars or similar governmental actions affecting the flows of goods, services or currency (including the implementation of tariffs by the US federal government and reciprocal tariffs and other protectionist or retaliatory measures governments in Europe, Asia, and other countries have taken or may take in response); the impact of prolonged or recurring U.S. federal government shutdowns and any resulting volatility in the capital markets or interruptions in the Company's access to capital; the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; developments related to pricing cycles and volumes; intense competition; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood or other weather event, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made events, including the ability to function remotely during long-term disruptions; the Company's ability to respond to changing customer preferences and to protect intellectual property; the amount and timing of the Company's capital expenditures; risks related to international sales and operations; failures in the Company's quality control measures and systems resulting in faulty or contaminated products; cybersecurity risks, including threats to the confidentiality, integrity and availability of data in the Company's systems; works stoppages and other labor disputes; the Company's ability to establish and maintain effective internal controls over financial reporting in accordance with the Sarbanes Oxley Act of 2002, as amended, and remediate any weaknesses in controls and processes; the Company's ability to retain or hire key personnel; risks related to sustainability matters, including climate change and scarce resources, as well as the Company's ability to comply with changing environmental laws and regulations; the Company's ability to successfully implement strategic transformation initiatives; results and impacts of acquisitions by the Company; the Company's significant levels of indebtedness; the impact of the Combination on the Company's credit ratings; the potential impairment of assets and goodwill; the availability of sufficient cash to distribute dividends to the Company's shareholders in line with current expectations; the scope, costs, timing and impact of any restructuring of operations and corporate and tax structure; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, US or UK administrations; legal proceedings instituted against the Company; actions by third parties, including government agencies; the Company's ability to promptly and effectively integrate Smurfit Kappa's and WestRock's businesses; the Company's ability to achieve the synergies and value creation contemplated by the Combination; the Company's ability to meet expectations regarding the accounting and tax treatments of the Combination, including the risk that the Internal Revenue Service may assert that the Company should be treated as a US corporation or be subject to certain unfavorable US federal income tax rules under Section 7874 of the Internal Revenue Code of 1986, as amended, as a result of the Combination; other factors such as future market conditions, currency fluctuations, the behavior of other market participants, the actions of regulators and other factors such as changes in the political, social and regulatory framework in which the Company's group operates or in economic or technological trends or conditions, and other risk factors included in the Company's filings with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K. Neither the Company nor any of its associates or directors, officers or advisers provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any such forward-looking statements will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Listing Rules, the Disclosure Guidance and Transparency Rules, the UK Market Abuse Regulation and other applicable regulations), the Company is under no obligation, and the Company expressly disclaims any intention or obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures and Reconciliations

Smurfit Westrock reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide Smurfit Westrock's Board of Directors, investors, potential investors, securities analysts and others with additional meaningful financial information that should be considered when assessing its ongoing performance. Smurfit Westrock management also uses these non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating company performance. Non-GAAP financial measures are not intended to be considered in isolation of or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP and should be viewed in addition to, and not as an alternative for, the GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. Smurfit Westrock uses the non-GAAP financial measures "Adjusted EBITDA" and "Adjusted EBITDA Margin". We discuss below details of the non-GAAP financial measures presented by us and provide reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Definitions

Smurfit Westrock uses the non-GAAP financial measures "Adjusted EBITDA" and "Adjusted EBITDA Margin" to evaluate its overall performance. The composition of Adjusted EBITDA is not addressed or prescribed by GAAP. Smurfit Westrock defines Adjusted EBITDA as net income before income tax expense, depreciation, depletion and amortization, interest expense, net, pension and other postretirement non-service income, net, share based compensation expense, other expense, net, impairment and restructuring costs, transaction and integration-related expenses associated with the Combination and other specific items that management believes are not indicative of the ongoing operating results of the business.

Management believes Adjusted EBITDA and Adjusted EBITDA Margin measures provide Smurfit Westrock's management, Board of Directors, investors, potential investors, securities analysts and others with useful information to evaluate Smurfit Westrock's performance relative to other periods because it adjusts out non-recurring items that management believes are not indicative of the ongoing results of the business. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Net Sales.

Q1 Highlights
Smurfit Westrock

Net Sales	$7,712 million
Adjusted EBITDA*	$1,076 million
Adjusted EBITDA Margin*	14.0%

- Stronger and better industry environment
- Recently announced Medium-Term Plan – an accelerated path to growth
- Global scale – a core competitive advantage


quip
WetTech
tamper evident packaging
Improved Customer Unboxing Experience
PIZZA
Smurfit Westrock

*Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See the Appendix for the reconciliation of these measures to the most comparable GAAP measures.

Q1 Highlights
North America

Net Sales (aggregate)	$4.5 billion
Adjusted EBITDA*	$597 million
Adjusted EBITDA Margin	13.3%
Corrugated Volume Δ**	(7.4%)

- Weather impact - $55 million
- Continued system optimization
- $50 per ton containerboard price increases implemented YTD
- Corrugated volumes continue to improve
- Volume growth expected in the second half of the year
- Substrate agnostic approach delivering


BEAUTY
BEAUTY
CONFECTIONERY
THINCRISPS
Giovonni
FibreLok
Wax Free
BelliWelli
daily fiber

*Adjusted EBITDA is our GAAP measure of segment profitability because it is used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance.
** Corrugated volumes are quoted on a days adjusted basis.

Q1 Highlights
EMEA & APAC

Net Sales (aggregate)	$2.8 billion
Adjusted EBITDA*	$421 million
Adjusted EBITDA Margin	15.2%
Corrugated Volume Δ**	0.3%

- Containerboard price increases implemented across Europe
- Solid order books in converting operations leading to increased demand for containerboard
- Consultation process commenced at one mill and four converting facilities
- Over 200 customers attended SW innovation and sustainability event in April


Motor Oil


tamper evident
packaging

*Adjusted EBITDA is our GAAP measure of segment profitability because it is used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance.
** Corrugated volumes are quoted on a days adjusted basis.

Q1 Highlights
LATAM

Net Sales (aggregate)	$0.5 billion
Adjusted EBITDA*	$109 million
Adjusted EBITDA Margin	20.2%
Corrugated Volume Δ**	2.3%

- Continued strong margin performance
- Acquisition in Ecuador expands geographic reach and increases global paper integration
- Good volume growth in key markets


Cerámica
CHERRY TOMATOES
KIWI
CHERRY TOMATOES
BLUEBERRIES
MASALA CHAI

*Adjusted EBITDA is our GAAP measure of segment profitability because it is used by our chief operating decision maker to make decisions regarding allocation of resources and to assess segment performance.
** Corrugated volumes are quoted on a days adjusted basis.

Our Medium-Term Plan - delivering value for all stakeholders*

Profit growth in North America

Superior performance in EMEA and APAC

Higher Margins and growth prospects in LATAM

Significant Adjusted EBITDA and Margin Growth**

- **~$7bn** – Adjusted EBITDA **2030**
- **~7%** – Adjusted EBITDA CAGR **2026–2030**
- **~300bps** – Margin expansion **2026–2030**

Significant Free Cash Flow** Generation

- **~$14bn** – Cumulative Discretionary Free Cash Flow[2] **2026–2030**
- **~17%** – Discretionary Free Cash Flow CAGR **2026–2030**

Increasing Capital Returns to Shareholders

- **~$5bn** – Dividends[3] **2026–2030**
- **+** – Capacity for share buybacks[3] **from 2027**

Upside in a stronger market growth and pricing environment[1]

[1] Source: Numera. Current plan assumes market growth of 1.6% in North America, 1.7% in Europe and 2.0% in Latin America over 2026 to 2030. The plan also assumes below mid-market paper pricing in Europe and no price increases in paper in North America over 2026 to 2030.
[2] Excludes growth capex of $4bn.
[3] Subject to applicable board approvals and discretion of the board and will depend upon many factors, including our financial condition, results of operations, projections, liquidity, earnings, business strategy, legal requirements, covenant compliance, restrictions in our existing and any future debt agreements and other factors that our board of directors deems relevant.
* These goals are aspirational or otherwise constitute forward-looking statements. Actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 2 for important information regarding forward-looking statements.
** Adjusted EBITDA, Adjusted EBITDA CAGR, Adjusted EBITDA Margin, Cumulative Discretionary Free Cash Flow and Discretionary Free Cash Flow CAGR are non-GAAP financial measures. We have not reconciled these forward-looking measures to the most comparable GAAP measures because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide a reconciliation.

Conclusion

- Review of London Stock Exchange listing
- Today, we see a stronger and a generally better industry operating environment. Assuming those conditions prevail, we currently expect to deliver Adjusted EBITDA* of between $1.1 billion and $1.2 billion for the second quarter and, for the full year, we re-affirm our previous expectation of delivering Adjusted EBITDA* of between $5.0 billion and $5.3 billion."

"Smurfit Westrock is increasingly recognized as the global Go-To innovative and sustainable packaging partner of choice for our customers

- Tony Smurfit

*Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled Adjusted EBITDA outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measure (net income).

Appendices

Guidance

2026 Cash interest	~$0.7 billion
2026 Cash tax	~$0.5 billion
2026 Effective tax rate	~29%
2026 Depreciation and amortization	~$2.6 billion
2026 Q2 Adjusted EBITDA*	$1.1 billion – $1.2 billion
2026 FY Adjusted EBITDA*	$5.0 billion – $5.3 billion
2026 Capital expenditure	$2.4 billion – $2.5 billion

*Adjusted EBITDA is a non-GAAP financial measure. We have not reconciled Adjusted EBITDA outlook to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an outlook for the comparable GAAP measure (net income).

Smurfit Westrock

First quarter Adjusted EBITDA* bridge


$M
1,300
1,250
1,200
1,150
1,100
1,050
1,000
1,252
-7
-48
-157
36
1,076
2025
Price
Volume
Other
FX
2026

Included within the ‘other’ column:

- Downtime -$74 million
- Weather -$65 million
- Freight -$48 million

*Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for the reconciliation of this measure to the most comparable GAAP measure.

Smurfit Westrock North America

First quarter Adjusted EBITDA regional bridge


$M
900
850
800
750
700
650
600
550
500
785
41
-48
-176
-5
597
2025
Price
Volume
Other
FX
2026

Included within the 'other' column:

- Downtime -$74 million
- Weather -$55 million
- Freight -$38 million
- Energy -$32 million

Smurfit Westrock EMEA & APAC

First quarter Adjusted EBITDA regional bridge


$M
440
420
400
380
360
340
320
300
389
-49
-3
40
44
421
2025
Price
Volume
Other
FX
2026

Included within the 'other' column:

- Energy +$28 million

Smurfit Westrock LATAM

First quarter Adjusted EBITDA regional bridge


$M
125
120
115
110
105
100
115
1
3
-10
-
109
2025
Price
Volume
Other
FX
2026

Included within the ‘other’ column:

- Raw materials -$6 million
- Energy -$5 million

Reconciliations to most comparable GAAP measure

Set forth below is a reconciliation of the non-GAAP financial measures Adjusted EBITDA and Adjusted EBITDA Margin to Net Income and Net Income Margin, the most directly comparable GAAP measures, for the periods indicated (in millions, except margins).

	Three months ended March 31,	
	2026	2025
Net income	$ 63	$ 382
Income tax expense	21	8
Depreciation, depletion and amortization	728	603
Impairment and restructuring costs	54	15
Transaction and integration-related expenses associated with the Combination	-	36
Interest expense, net	166	167
Pension and other postretirement non-service income, net	(8)	(9)
Share-based compensation expense	28	43
Other expense, net	11	5
Other adjustments	13	2
Adjusted EBITDA	**$ 1,076**	**$ 1,252**
Net Sales	**$ 7,712**	**$ 7,656**
Net Income Margin[1]	**0.8%**	**5.0%**
Adjusted EBITDA Margin[2]	**14.0%**	**16.4%**

[1] Net Income / Net Sales
[2] Adjusted EBITDA / Net Sales